UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2007

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21324 (Commission File Number)	06-1344888 (IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York  10005

(Address of principal executive offices)

Registrant’s telephone number, including area code: 646-525-3000

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                Results of Operations and Financial Condition

On August 28, 2007, NYFIX, Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 to this Report (the “Press Release”), which includes certain information with respect to the Company’s results of operations for the three-month and six-month periods ended June 30, 2007.  This information is set forth under the headings “Three Month Results” and “Six Month Results,” respectively, in the Press Release.

Item 8.01.                                Other Events.

The Press Release also announces the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 and a management conference call to be held on Wednesday, September 12, 2007 at 8:00 A.M Eastern.

Item 9.01.                                Financial Statements and Exhibits.

(d)              Exhibits

99.1           Press release of NYFIX, Inc., dated August 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

Dated: September 4, 2007	By:	/s/ Steven Vigliotti
Name: Steven Vigliotti
Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of NYFIX, Inc., dated August 28, 2007.